                                                                      Exhibit 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated July 31, 1996, incorporated by reference in Hathaway Corporation's Form 10-K for the year ended June 30, 1996, and to all references to our Firm included in this Registration Statement.



                                      ARTHUR ANDERSEN LLP


Denver, Colorado,
February 4, 1997